UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015
_____________________

NovaCopper Inc.
(Exact name of registrant as specified in its charter)
_____________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4
(Address of principal executive offices, including zip code)

(604) 638-8088
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e -4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, NovaCopper Inc. (“NovaCopper”) and Sunward Resources Ltd., a corporation existing under the laws of British Columbia (“Sunward”), entered into an Arrangement Agreement (the “Arrangement Agreement”) on April 22, 2015, pursuant to which NovaCopper agreed to acquire all of the issued and outstanding common shares of Sunward (the “Arrangement”). On June 19, 2015, as previously announced, the Arrangement was completed by way of a plan of arrangement under British Columbia law (the “Plan of Arrangement”) approved by the Supreme Court of British Columbia (the “Court”). Upon completion of the Arrangement, Sunward became a direct wholly-owned subsidiary of NovaCopper. Sunward is a Canadian-based company focused on the exploration and development of the 100%-owned Titiribi Project in Colombia.

Pursuant to, and subject to the terms and conditions of, the Arrangement Agreement and the Plan of Arrangement:

•

Sunward shareholders received 0.3 (the “Exchange Ratio”) of one common share of NovaCopper for each common share of Sunward held. The Exchange Ratio was agreed to on April 22, 2015 and was not adjusted for any subsequent changes in market prices of NovaCopper’s shares or Sunward’s shares prior to June 19, 2015.

•

Each outstanding option to acquire common shares of Sunward (a “Sunward Option”) was exchanged for an option to acquire common shares of NovaCopper (an “Arrangement Option”), on the same terms and conditions, such number of common shares of NovaCopper (rounded down to the nearest whole share) equal to (i) 0.3 multiplied by (ii) the number of common shares of Sunward subject to such Sunward Option immediately prior to the effective date of the Arrangement. Such Arrangement Option provides for an exercise price per common share of NovaCopper (rounded up to the nearest whole cent) equal to (x) the exercise price per common share of Sunward otherwise purchasable pursuant to such Sunward Option divided by (y) 0.3. All Arrangement Options will expire on September 17, 2015, which is 90 days following June 19, 2015.

•

Each outstanding deferred share unit of Sunward was exchanged for the number of common shares of NovaCopper (rounded down to the nearest whole share) equal to (i) 0.3 multiplied by (ii) the number of common shares of Sunward subject to such deferred share unit at the time of vesting.

NovaCopper issued 42,698,201 common shares to Sunward shareholders, Arrangement Options to purchase 2,505,000 common shares and 418,111 common shares to holders of Sunward deferred share units as consideration in the Arrangement. Without taking into consideration the exercise of Arrangement Options, former shareholders of Sunward hold approximately 42% of NovaCopper upon completion of the Arrangement.

Mr. Gregory A. Lang and Mr. Igor Levental are directors of both NovaCopper and Sunward. In connection with the Arrangement, Messrs. Lang and Levental, who each hold 750,000 Sunward Options, will be entitled to receive Arrangement Options in accordance with the terms of the Arrangement Agreement and each will receive 73,314 common shares of NovaCopper in exchange for their deferred share units of Sunward. A fund which owned approximately 18.2% of Sunward’s issued and outstanding shares and which is affiliated with Dr. Thomas Kaplan, a director of NovaCopper, also received common shares of NovaCopper in accordance with the terms of the Arrangement Agreement.

The terms of the Arrangement Agreement and the Plan of Arrangement, and the Exchange Ratio, were determined through arm’s length negotiations between NovaCopper and Sunward and were approved by NovaCopper’s Board of Directors (the “Board”), other than Mr. Gregory A. Lang, Mr. Igor Levental and Dr. Thomas Kaplan, each of whom abstained.

The foregoing descriptions of the Arrangement, the Arrangement Agreement and the Plan of Arrangement are qualified in their entirety by reference to the copy of the Arrangement Agreement, including the Plan of Arrangement attached as Schedule A thereto, which was attached as Exhibit 2.1 to NovaCopper’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.01 of this Current Report on Form 8-K, on June 19, 2015, NovaCopper issued 42,698,201 common shares to Sunward shareholders, Arrangement Options to purchase 2,505,000 common shares and 418,111 common shares to holders of Sunward deferred share units.

The issuance of the common shares and the Arrangement Options under the Arrangement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and such common shares were issued in reliance upon the exemption from the registration of the U.S. Securities Act provided by Section 3(a)(10) thereof. Section 3(a)(10) of the Securities Act exempts the issuance of securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, from the registration requirements of the U.S. Securities Act where the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom the securities will be issued have the right to appear and receive timely notice thereof. The Court was authorized to conduct a hearing on June 17, 2015 at which the substantive and procedural fairness of the terms and conditions of the Arrangement were considered and at which Sunward shareholders and holders of Sunward options and deferred share units of Sunward were entitled to appear. The Court granted a final order approving the Arrangement following the hearing on June 17, 2015. Accordingly, the issuance of the 43,116,312 common shares and the Arrangement Options was exempt from the registration requirements under the Securities Act pursuant to Section 3(a)(10) thereof.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Resignation of Certain Directors

On June 19, 2015, Dr. Thomas S. Kaplan, Chairman of the Board, resigned, effective on that date, as Chairman and a member of the Board.

On June 19, 2015, Clynton R. Nauman resigned, effective on that date, as a member of the Board and as a member of the Audit Committee and of the Environment, Health, Safety and Technical Committee.

(d) Election of New Directors

The Board, upon the recommendation of the Corporate Governance and Nominating Committee, appointed Mr. Gerald J. McConnell as Chairman of the Board immediately effective upon completion of the Arrangement on June 19, 2015.

Pursuant to the terms of the Arrangement Agreement, Gold First Investments Limited (“Goldfirst”), a holder of 32.3% of Sunward’s common shares, was entitled to nominate two persons to be directors of NovaCopper as of the effective time of the Arrangement, provided that such persons were acceptable to NovaCopper, acting reasonably. GoldFirst proposed Mr. Philip O’Neill and Mr. William Hayden. The Board, upon the recommendation of the Corporate Governance and Nominating Committee, appointed Mr. O’Neill and Mr. Hayden to the Board effective upon completion of the Arrangement on June 19, 2015, each to serve until the next general meeting of shareholders of NovaCopper at which directors are elected or until their successors are appointed.

Mr. O'Neill was Chief Executive Officer and a director of Sunward and is a director of Hong Kong incorporated Asia Pacific Mining Limited. In 2006, Mr. O'Neill founded MP1 Capital Ltd., a Calgary-based private equity company established to identify and invest predominantly in the natural resources industry. Prior to establishing MP1 Capital Ltd., Mr. O'Neill worked as a research consultant for Casey Research LLC. Mr. O'Neill holds a Bachelor of Applied Science degree (Honours Program) from the University of Guelph.

Upon completion of the Arrangement, Gold First Investment Limited received 13,920,000 common shares of NovaCopper and Mr. O’Neill received 240,000 Arrangement Options in exchange for common shares of Sunward held by Gold First Investment Limited and for Mr. O’Neill’s Sunward Options, respectively. Mr. O’Neill is considered to be the beneficial owner of the common shares held by Gold First Investment Limited.

Mr. Hayden is a geologist with over 35 years of experience in the mineral exploration industry, much of which has been in Africa and the Asia-Pacific region. Mr. Hayden was a director of Sunward. Mr. Hayden currently serves as a director of Ivanhoe Mines Ltd., China Polymetallic Mining Ltd., Sunward Resources Ltd., Condoto Platinum NL, and Globe Metals & Mining Ltd., each publicly-listed. He is a director of privately held Asia Pacific Mining Limited and served as a non-executive director of Ivanhoe Australia Ltd. from November 2006 to May 2010. Mr. Hayden holds a Bachelor of Science (Hons) in Geology from Sierra Nevada College, Nevada.

Upon completion of the Arrangement, Mr. Hayden received 345,000 Arrangement Options in exchange for his Sunward Options.

The Board, upon the recommendation of the Corporate Governance and Nominating Committee, appointed Mr. O’Neill to the Corporate Governance and Nominating Committee and the Corporate Communications Committee. Mr. O’Neill replaces Mr. Gerald J. McConnell, who remains a director of NovaCopper, on the Corporate Governance and Nominating Committee and replaces Ms. Janice Stairs, who remains a director of NovaCopper, on the Corporate Communications Committee.

The Board, upon the recommendation of the Corporate Governance and Nominating Committee, appointed Mr. Hayden to the Compensation Committee and the Environment, Health, Safety and Technical Committee. Mr. Hayden replaces Mr. Kalidas V. Madhavpeddi, who remains a director of NovaCopper, on the Compensation Committee and replaces Mr. Clynton Nauman on the Environment, Health, Safety and Technical Committee.

Neither Mr. O’Neill or Mr. Hayden has any (i) family relationship with any of NovaCopper’s directors or executive officers or any persons nominated or chosen by NovaCopper to be a director or executive officer or (ii) direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K, except as disclosed herein.

Under the Arrangement Agreement, the terms and conditions of the Arrangement Options, including the Arrangement Options held by Mr. O’Neill and Mr. Hayden, will be governed by the terms of the Sunward Resources Ltd. 2013 Stock Option Plan and the option agreements entered into with respect to the Arrangement Options. All Arrangement Options will expire on September 17, 2015, which is 90 days following June 19, 2015.

The foregoing description of the Sunward Resources Ltd. 2013 Stock Option Plan is qualified in its entirety by reference to the copy of the plan, which was attached as Exhibit 99.1 to NovaCopper’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 19, 2015 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Sunward for the years ended March 31, 2014 and March 31, 2013 and the unaudited financial statements of Sunward for the nine month period ended December 31, 2014 with respect to the transaction described in Item 2.01 of this Current Report on Form 8-K were filed as Appendix L and M to NovaCopper’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 14, 2015, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information of NovaCopper as at February 28, 2015, for the year ended November 30, 2014 and for the three months ended February 28, 2015 with respect to the transaction described in Item 2.01 of this Current Report on Form 8-K were filed as Appendix C to NovaCopper’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 14, 2015, and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1	Arrangement Agreement, dated April 22, 2015, between NovaCopper and Sunward (incorporated by reference to Exhibit 2.1 to NovaCopper’s Current Report on Form 8-K filed on April 27, 2015)
10.1	Sunward Resources Ltd. 2013 Stock Option Plan (incorporated by reference to Exhibit 99.1 to NovaCopper’s Registration Statement on Form S-8 filed on June 19, 2015)
23.1	Consent of Davidson & Company LLP
99.3

Audited financial statements of Sunward for the years ended March 31, 2014 and March 31, 2013 (incorporated by reference to Appendix L to NovaCopper’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 14, 2015)

99.4

Unaudited financial statements of Sunward for the nine month period ended December 31, 2014 (incorporated by reference to Appendix L to NovaCopper’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 14, 2015)

99.5

Unaudited pro forma financial information of NovaCopper as at ended February 28, 2015, for the year ended November 30, 2014 and for the three months ended February 28, 2015 (incorporated by reference to Appendix C to NovaCopper’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 14, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: June 25, 2015	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer